Putnam
Preferred
Income
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Because the preferred stocks in which Putnam Preferred Income Fund invests are equities that act in many ways like fixed-income investments, your fund had an interesting ride through fiscal 2001 as many stock investors fled to the safety of bonds. The fund endured its share of the volatility that beset the stock market, but it also benefited from the runup in the bond market. All in all, Fund Manager Jeanne Mockard guided the fund successfully through another challenging year.

The year also brought a new member to Putnam's Board of Trustees, and we are pleased to introduce him here. Charles B. Curtis joined the board in July and brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. He is currently president of NTI, a private foundation dedicated to reducing the threat from weapons of mass destruction. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 19, 2001

REPORT FROM FUND MANAGEMENT

Jeanne L. Mockard

Putnam's position of leadership in the rarified market for preferred securities has helped us maintain Putnam Preferred Income Fund's record of providing a high level of income, 100% of which has qualified for the dividends-received deduction (DRD) status for corporations. Of course, we must point out that there can be no assurance that we will always be able to deliver such results in the future.

Total return for 12 months ended 7/31/01

      Class A            Class M
    NAV     POP        NAV     POP
-----------------------------------------------------------------------
   4.91%   1.56%      4.67%   2.58%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* PREFERRED HOLDINGS LEND STABILITY TO PORTFOLIO

During the fund's fiscal year, a sluggish economy and the Federal Reserve Board's policy moves kept both the fixed-income and equity markets in turmoil. Although preferred stocks are regarded as fixed-income securities and their performance tends to reflect changes in the bond market, they also move up or down in value with fluctuations in the value of their issuers' common shares. However, because the market for preferred stocks is relatively small and the stocks are less actively traded, they have continued to provide steady income with far less price volatility than either the bond or stock markets.

When fiscal 2001 began last August, the Fed concluded a series of increases in short-term interest rates designed to slow the rapid growth of the U.S. economy and head off an increase in inflation. By January 2001, the Fed began to worry about the possibility of an economic recession. To head off a severe downturn, the board initiated an aggressive series of interest-rate reductions. By the end of June, the discount rate (the rate the Fed charges banks on short-term loans) had been taken down to 3.75% from January's 6.00% level.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electric utilities               43.8%

Investment banking/
brokerage                        13.9%

Oil and gas                      12.2%

Banking                           8.8%

Financial                         5.8%

Footnote reads:
*Based on net assets as of 7/31/01. Holdings will vary over time.


The sharp cuts in short-term rates did not instantly reverse the economy's slowing pace. As a consequence, many companies lowered their earnings forecasts and announced employee layoffs, and investors' long preoccupation with high-growth investments gave way to a search for safety. These events generated a flight to quality in both equity and fixed-income investments, especially during the fiscal year's first half. Prices of long-term Treasury securities also received a powerful boost from the government's buy-back program, which during calendar 2000 saw $30 billion in budget surplus funds used to retire long-term federal debt.

The resulting shrinkage in the supply of Treasury securities and investors' demand for high-quality bonds caused the bond market to outperform the stock market for the first time in years. Even so, prices of long-term corporate bonds have barely budged in recent months, and some high-yield bonds issued by technology companies actually declined in value.

* CALIFORNIA'S ENERGY CRISIS PROVIDES OPPORTUNITIES

Electric utilities, major issuers of preferred stocks and a long-term area of emphasis for your fund, were jolted by the difficulties that beset California's electric companies in January. The resulting confusion depressed prices of utility stocks, bonds, and preferred stocks across the country. Since California utilities represented a relatively small part of the fund's holdings, we decided to maintain the positions, riding the price down in anticipation of a recovery to come. In fact, we looked on the situation as an opportunity to add to the fund's electric utility holdings in some less volatile states.

Two recent additions to the portfolio are Montana Power $6.875 and Wisconsin Public Service (WPS) $6.76. With the industry still under a cloud, we were able to acquire both of these perpetual preferreds at low prices. In a declining interest-rate environment, perpetual preferreds offer appreciation potential as well as a consistent level of current income. While these holdings and others mentioned in this report were viewed favorably by fund management at the end of the fiscal year, all are subject to review and adjustment in accordance with the fund's strategy.

Since perpetuals have no maturity date, they have the longest effective duration, which means they are more sensitive to changes in interest rates than other comparable securities. Currently, perpetual preferred securities account for 83.4% of your fund's portfolio.

"Because the market for preferred stocks is relatively small and the stocks are less actively traded, they have continued to provide steady income with far less price volatility than either the bond or stock markets."

-- Jeanne L. Mockard, portfolio manager


Adjustable rate preferreds (ARPs) and sinking fund preferreds (sinkers) accounted for most of the rest of the fund's investments. Sinkers are next in line to perpetuals in terms of sensitivity to interest-rate changes because they generally come with a five-year call-protected period, after which the issuer can buy back (or sink) a portion of the issue each year. When interest rates are rising, ARPs offer price stability because the rate they pay is adjusted upward at regular intervals; when interest rates decline, as they did during the latter half of the fiscal year, investors may be able to find higher yields and potential price appreciation elsewhere. Since it is hard to find ARPs that meet your fund's quality standards, there are relatively few of them in the portfolio.

* ACTIVE MANAGEMENT IMPROVES CALL PROTECTION

Companies with prospects for steady earnings, such as utilities, are always popular with investors during periods of slow economic growth. The utilities industry, along with financial services and energy, has been a key focus of your fund for the past few years. Since suitable investment choices for this fund are not plentiful, we are careful to replace securities well in advance of their call dates in order to optimize cash flow.

A case in point was JPMorgan Chase (formerly Chase Manhattan Corp.) Series C preferred. This high-yielding security was one of the fund's largest holdings for a long time, but we sold off blocks of shares in increments in advance of the series' June 30, 2001, call date. By acting early, we were able to find buyers at higher prices and use the proceeds to invest in other securities at attractive prices.

The dissolution of a competing fund, together with the closing of a small closed-end preferred stock fund within the Putnam organization, gave us a welcome opportunity to add some new names to this fund. In addition to the two electric utility preferreds mentioned above, we added perpetual preferreds offered by two financial services companies:
Household International, a leading provider of consumer loans, credit cards, auto finance, and credit insurance products, and HSBC USA, the U.S. branch of a U.K. bank. HSBC offers an array of financial services, including online and private banking, financing, and insurance. In both cases, we were able to acquire the securities at low prices, extending the fund's maturity, diversification, and call protection.

* OUTLOOK IS BEGINNING TO TURN POSITIVE FOR 2002

Putnam's economic research suggests that the economy is reaching the low point of the current downturn and may be poised to pick up speed early in 2002. However, we expect some volatile times along the way. The Fed implemented yet another 0.25 percentage point cut in interest rates shortly after the period's close, but the stimulus that such cuts are designed to provide typically takes six months or more to translate into increased capital spending.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Merrill Lynch & Co., Inc.
Series A, $2.25 depository shares
cumulative preferred
Investment banking/brokerage

El Paso Tennessee Pipeline Co.
Series A, $4.125 cumulative preferred
Oil and gas

Florida Power & Light Co.
Series U, $6.75 cumulative preferred
Electric utilities

FleetBoston Financial Corp.
Series VI, $3.375 depository shares,
cumulative preferred
Banking

Peco Energy Co.
$7.48 cumulative preferred
Electric utilities

JPMorgan Chase & Co.
Series A, $5.00 cumulative preferred
Banking

Alabama Power Co.
$1.30 cumulative preferred
Electric utilities

Americo, Inc.
Series A, $2.125 cumulative preferred
Shipping

Northern Indiana Public Service Co.
Series A, $3.00 cumulative preferred ARP
Natural gas utilities

Baltimore Gas & Electric Co.
Series 93, $7.125 cumulative preferred
Electric utilities

Footnote reads:
These holdings represent 34.2% of the fund's net assets as of 7/31/01. Portfolio holdings will vary over time.

Over the near term, we believe the stock market is likely to remain choppy, since the outlook for corporate earnings forecasts is still somber. We consider it possible that corporate earnings will recover more slowly than the overall economy as strong competition keeps profit margins low. However, our analysis also suggests that many of these risks may already be priced into the stock market. The corporate bond market, since it has lagged other market areas, is certainly due to participate in the bond price rally, and a gradual return to economic strength would help this to happen. A positive environment for bonds should also benefit preferred stocks and this fund.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/01, there is no guarantee the fund will continue to hold these securities in the future.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Preferred Income Fund seeks a high level of income that qualifies for the 70% corporate dividends-received deduction for federal income tax purposes. The dividends-received deduction is not available to noncorporate investors.

TOTAL RETURN FOR PERIODS ENDED 7/31/01

                           Class A              Class M
(inception dates)          (1/4/84)            (4/20/95)
                          NAV    POP          NAV     POP
------------------------------------------------------------------------------
1 year                   4.91%  1.56%        4.67%   2.58%
------------------------------------------------------------------------------
5 years                 27.45  23.33        25.94   23.43
Annual average           4.97   4.28         4.72    4.30
------------------------------------------------------------------------------
10 years                94.57  88.25        88.73   84.96
Annual average           6.88   6.53         6.56    6.34
------------------------------------------------------------------------------
Annual average
(life of fund)           7.35   7.15         7.05    6.93
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/01

                             Merrill Lynch               Consumer
                        Perpetual Preferred Index       price index
------------------------------------------------------------------------------
1 year                          13.34%                     2.66%
------------------------------------------------------------------------------
5 years                         45.65                     12.85
Annual average                   7.81                      2.45
------------------------------------------------------------------------------
10 years                       129.41                     30.25
Annual average                   8.66                      2.68
------------------------------------------------------------------------------
Annual average
(life of fund)                     --*                     3.24
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 3.25% and 2.00%, respectively. Returns for class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge currently applicable to class M shares and the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*The Merrill Lynch Perpetual Preferred Index was introduced on 2/28/89.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/91

                                    Merrill Lynch
              Fund's class A        Perpetual Pfd.       Consumer price
Date          shares at POP             Index                index

7/31/91           9,675                10,000               10,000
7/31/92          11,296                11,964               10,316
7/31/93          12,759                13,207               10,602
7/31/94          12,761                13,059               10,896
7/31/95          13,906                14,646               11,211
7/31/96          14,841                15,751               11,542
7/31/97          16,845                17,504               11,791
7/31/98          18,393                18,780               11,990
7/31/99          18,347                19,548               12,239
7/31/00          17,784                20,242               12,687
7/31/01         $18,825               $22,941              $13,025

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class M shares would have been valued at $18,873 ($18,496 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/01

                                           Class A              Class M
------------------------------------------------------------------------------
Distributions (number)                       12                   12
------------------------------------------------------------------------------
Income                                   $0.47450             $0.455119
------------------------------------------------------------------------------
Capital gains                                --                   --
------------------------------------------------------------------------------
  Total                                  $0.47450             $0.455119
------------------------------------------------------------------------------
Share value:                           NAV     POP          NAV     POP
------------------------------------------------------------------------------
7/31/00                              $7.88   $8.14        $7.86   $8.02
------------------------------------------------------------------------------
7/31/01                               7.78    8.04         7.76    7.92
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 1               6.10%   5.90%        5.87%   5.75%
------------------------------------------------------------------------------
Taxable equivalent 3                  8.40    8.12         8.08    7.92
------------------------------------------------------------------------------
Current 30-day SEC yield 2            6.37    6.07         6.12    5.92
------------------------------------------------------------------------------
Taxable equivalent 3                  8.77    8.36         8.43    8.15
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

3 The taxable equivalent examples in this table show the return that a corporation taxed at the 35% federal corporate tax rate would have to earn from a non-tax-advantaged investment to produce an after-tax return equal to that of the fund, assuming 100% of distributions qualify for the dividends-received deduction.


TOTAL RETURN FOR PERIODS ENDED 6/30/01 (most recent calendar quarter)

                                           Class A              Class M
(inception dates)                          (1/4/84)            (4/20/95)
                                         NAV     POP         NAV      POP
------------------------------------------------------------------------------
1 year                                  4.64%   1.18%       4.26%   2.19%
------------------------------------------------------------------------------
5 years                                26.89   22.81       25.23   22.74
Annual average                          4.88    4.19        4.60    4.18
------------------------------------------------------------------------------
10 years                               98.00   91.57       91.83   87.99
Annual average                          7.07    6.72        6.73    6.52
------------------------------------------------------------------------------
Annual average
(life of fund)                          7.35    7.14        7.04    6.91
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.25% maximum sales charge for class A shares and 2.00% for class M shares.


COMPARATIVE BENCHMARKS

Merrill Lynch Perpetual Preferred Index* is an unmanaged list of perpetual preferred stocks that is commonly used as a general measure of performance for the preferred-stock market.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Preferred Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Preferred Income Fund (the "fund") at July 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 5, 2001



THE FUND'S PORTFOLIO
July 31, 2001

PREFERRED STOCKS (96.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
Automotive (1.9%)
-------------------------------------------------------------------------------------------------------------------
             60,600 Ford Motor Co. Ser. B, $2.063 depositary shares (dep. shs.)
                    cumulative preferred (cum. pfd.)                                                  $   1,636,200

Banking (8.8%)
-------------------------------------------------------------------------------------------------------------------
             53,000 FleetBoston Financial Corp. Ser. VI, $3.375 dep. shs. cum. pfd.                       2,663,250
             20,000 FleetBoston Financial Corp. Ser. VII, $3.30 dep. shs. cum. pfd.                         975,000
             15,000 Indosuez Holdings 144A ADS $2.594 pfd. (Luxembourg)                                     388,125
             33,259 JPMorgan Chase & Co. Ser. A, $5.00 cum. pfd.                                          2,436,222
             26,000 JPMorgan Chase & Co. Ser. H, $3.313 cum. pfd.                                         1,274,000
                                                                                                      -------------
                                                                                                          7,736,597

Consumer Finance (2.9%)
-------------------------------------------------------------------------------------------------------------------
             10,000 Household International, Inc. $4.30 cum. pfd.                                           580,000
             64,250 Household International, Inc. Ser. 92-A, $2.063 dep.
                    shs. cum. pfd.                                                                        1,654,438
             14,200 MBNA Corp. Ser. A, $1.875 cum. pfd.                                                     340,800
                                                                                                      -------------
                                                                                                          2,575,238

Electric Utilities (43.8%)
-------------------------------------------------------------------------------------------------------------------
            131,100 Alabama Power Co. $1.30 cum. pfd. (SEG)                                               2,425,350
              5,198 Atlantic City Electric Co. Sinking Fund, $7.80 cum. pfd.                                527,597
              2,500 Avista Corp. Ser. K, Sinking Fund, $6.95 pfd.                                           217,500
             20,000 Baltimore Gas & Electric Co. Ser. 93, $7.125 cum. pfd.                                2,030,000
             15,000 Baltimore Gas & Electric Co. Ser. 95, $6.99 cum. pfd.                                 1,511,250
              5,416 Duke Energy Corp. Ser. Y, $7.04 cum. pfd.                                               530,768
             11,429 Duke Energy Corp. Ser. W, $7.00 cum. pfd.                                             1,165,758
             25,373 Duke Energy Corp. Ser. 93-A, $1.594 cum. pfd.                                           634,325
              2,900 Entergy Mississippi, Inc. $4.92 cum. pfd.                                               175,450
             18,021 Florida Power & Light Co. Ser. S, $6.98 cum. pfd.                                     1,806,605
             31,200 Florida Power & Light Co. Ser. U, $6.75 cum. pfd.                                     3,104,400
             35,000 Illinois Power Co. $3.875 cum. pfd.                                                   1,767,500
             14,000 Indianapolis Power & Light $5.65 cum. pfd.                                            1,064,000
             10,000 Kentucky Utilities Corp. $6.53 cum. pfd.                                                961,250
             16,000 Monongahela Power Co. Ser. L, $7.73 cum. pfd.                                         1,572,000
             16,210 Montana Power Co. $6.875 cum. pfd.                                                    1,596,685
             40,000 Niagara Mohawk Power Corp. Ser. C, $1.75 cum.
                    Adjustable Rate Preferred (ARP)                                                         890,000
             36,800 Niagara Mohawk Power Corp. Ser. A, $1.625 cum. ARP                                      782,000
             88,000 Pacific Gas & Electric Co. Ser. U, $1.76 cum. pfd.                                    1,210,000
             16,000 PacifiCorp Sinking Fund $7.48 cum. pfd.                                               1,620,000
             25,000 Peco Energy Co. $7.48 cum. pfd.                                                       2,568,750
             26,000 Potomac Electric Power Co. Ser. 92, Sinking Fund,
                    $1.70 cum. pfd.                                                                       1,339,000
             10,000 PP&L Electric Utilities Corp. Sinking Fund, $6.125 pfd.                                 962,500
             11,750 Public Service Electric & Gas Co. $6.92 cum. pfd.                                     1,175,000
              5,000 Public Service Electric & Gas Co. Ser. E, $5.28 cum. pfd.                               383,750
             30,700 Puget Sound Energy, Inc. Ser. II, $1.863 cum. pfd.                                      736,800
             12,500 Rochester Gas & Electric Ser. V, Sinking Fund, $6.60 cum. pfd.                        1,215,625
             35,000 Sierra Pacific Power Co. Class A, Ser. 1, $1.95 cum. pfd.                               743,750
             10,000 South Carolina Electric & Gas Co. $6.52 cum. pfd.                                       960,000
             18,700 Virginia Electric & Power Co. $7.05 cum. pfd.                                         1,907,400
              2,878 Virginia Electric & Power Co. $6.98 cum. pfd.                                           290,678
              6,500 WPS Resources Corp. $6.76 cum. pfd.                                                     658,125
                                                                                                      -------------
                                                                                                         38,533,816

Financial (5.1%)
-------------------------------------------------------------------------------------------------------------------
             20,000 Citigroup, Inc. Ser. F, $3.183 dep. shs. cum. pfd.                                      915,000
             40,000 HSBC USA, Inc. $2.858 cum. pfd.                                                       1,780,000
             37,500 USA Education, Inc. Ser. A, $3.485 cum. pfd.                                          1,800,000
                                                                                                      -------------
                                                                                                          4,495,000

Investment Banking/Brokerage (13.9%)
-------------------------------------------------------------------------------------------------------------------
             39,500 Bear Stearns Companies, Inc. (The) Ser. E, $3.075 cum. pfd.                           1,580,000
             30,000 Bear Stearns Companies, Inc. (The) Ser. F, $2.865 cum. pfd.                           1,095,000
              8,400 Bear Stearns Companies, Inc. (The) Ser. A, $2.75 cum. ARP                               317,100
             32,600 Bear Stearns Companies, Inc. (The) Ser. G, $2.745 cum. pfd.                           1,116,550
             20,000 Lehman Brothers Holdings, Inc. Ser. C, $2.97 pfd.                                       905,000
             41,500 Lehman Brothers Holdings, Inc. Ser. D, $2.835 dep. shs. pfd.                          1,794,875
            200,437 Merrill Lynch & Co., Inc. Ser. A, $2.25 dep. shs. cum. pfd.                           5,411,799
                                                                                                      -------------
                                                                                                         12,220,324

Metals (0.7%)
-------------------------------------------------------------------------------------------------------------------
             11,050 Alcoa, Inc. $3.75 cum. pfd.                                                             635,375

Natural Gas Utilities (4.2%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Boston Gas Sinking Fund Ser. A, $1.605 pfd.                                             970,000
             49,000 Northern Indiana Public Service Co. Ser. A, $3.00
                    cum. pfd. ARP                                                                         2,033,500
              7,200 UGI Utilities $7.75 cum. pfd.                                                           745,200
                                                                                                      -------------
                                                                                                          3,748,700

Oil & Gas (12.2%)
-------------------------------------------------------------------------------------------------------------------
             17,700 Anadarko Petroleum Corp. $5.46 dep. shs. pfd.                                         1,411,575
             10,000 Apache Corp. Ser. B, $5.68 cum. dep. shs. pfd.                                          827,500
             20,000 Devon Energy Corp. Ser. A, $6.49 cum. pfd.                                            1,885,000
            101,500 El Paso Tennessee Pipeline Co. Ser. A, $4.125 cum. pfd.                               5,075,000
             15,000 Enron Corp. $7.75 cum. pfd.                                                           1,567,500
                                                                                                     --------------
                                                                                                         10,766,575

Shipping (2.7%)
-------------------------------------------------------------------------------------------------------------------
             99,373 Americo, Inc. Ser. A, $2.125 cum. pfd.                                           $    2,310,422
                                                                                                     --------------
                    Total Preferred Stocks (cost $94,041,963)                                        $   84,658,247

SHORT-TERM INVESTMENTS (4.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           293,933 Short-term investments held as collateral for loaned securities with yields ranging from 3.62% to 4.05%
                    and due dates ranging from August 1, 2001 to
                    September 28, 2001. (d)                                                          $      293,500
          3,503,000 Interest in $500,000,000 joint tri-party repurchase agreement dated July 31, 2001 with Credit Suisse
                    First Boston due August 1, 2001 with respect to
                    various U.S. Government obligations -- maturity
                    value of $3,503,379 for an effective yield of 3.90%.                                  3,503,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $3,796,500)                                   $    3,796,500
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $97,838,463) (b)                                         $   88,454,747
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $88,015,412.

  (b) The aggregate identified cost on a tax basis is $97,890,453, resulting in gross unrealized appreciation and depreciation of $716,700 and $10,152,406, respectively, or net unrealized depreciation of $9,435,706.

  (d) See footnote 1 to financial statements on pg. 24.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2001.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADS after the name of a foreign holding stands for American
      Depositary Shares representing ownership of foreign securities on deposit with a custodian bank.

      The rates shown on Adjustable Rate Preferreds (ARP) are the current interest rates shown at July 31, 2001, which are subject to change based on the terms of the security.

------------------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 2001

                                Aggregate Face  Expiration      Unrealized
                 Total Value        Value         Date         Appreciation
------------------------------------------------------------------------------
S&P 500 Index
(Long)            $303,825        $299,919       Sep-01          $3,906
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $282,500 of
securities on loan (identified cost $97,838,463) (Note 1)                      $ 88,454,747
-------------------------------------------------------------------------------------------
Cash                                                                                    315
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                   206,205
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               27,666
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                              1,400
-------------------------------------------------------------------------------------------
Total assets                                                                     88,690,333

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               173,198
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           29,767
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        136,209
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           17,448
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        15,029
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            460
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  997
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                  293,500
-------------------------------------------------------------------------------------------
Other accrued expenses                                                                8,313
-------------------------------------------------------------------------------------------
Total liabilities                                                                   674,921
-------------------------------------------------------------------------------------------
Net assets                                                                     $ 88,015,412

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $103,258,419
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        184,016
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (6,047,213)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (9,379,810)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $ 88,015,412

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($83,298,251 divided by 10,701,245 shares)                                            $7.78
-------------------------------------------------------------------------------------------
Offering price per class A share (100/96.75 of $7.78)*                                $8.04
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($4,717,161 divided by 608,251 shares)                                                $7.76
-------------------------------------------------------------------------------------------
Offering price per class M share (100/98.00 of $7.76)*                                $7.92
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $100,000. On sales of $100,000 or more and group sales, the offering price is reduced.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended July 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividends                                                                       $ 6,013,105
-------------------------------------------------------------------------------------------
Interest                                                                            124,079
-------------------------------------------------------------------------------------------
Securities lending                                                                    1,222
-------------------------------------------------------------------------------------------
Total investment income                                                           6,138,406

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    541,897
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       96,365
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     8,523
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,801
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                13,686
-------------------------------------------------------------------------------------------
Other                                                                                67,241
-------------------------------------------------------------------------------------------
Total expenses                                                                      731,513
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (18,315)
-------------------------------------------------------------------------------------------
Net expenses                                                                        713,198
-------------------------------------------------------------------------------------------
Net investment income                                                             5,425,208
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (1,909,167)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (46,152)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                                   511,908
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (1,443,411)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $ 3,981,797
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended July 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                 $ 5,425,208     $  6,556,399
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (1,955,319)      (1,971,609)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                 511,908       (6,914,178)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                         3,981,797       (2,329,388)
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (4,740,039)      (6,005,718)
--------------------------------------------------------------------------------------------------
   Class M                                                               (326,739)        (542,516)
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                     --         (287,132)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (25,938)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)              402,440      (22,559,893)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                             (682,541)     (31,750,585)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                      88,697,953      120,448,538
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
and distributions in excess of net investment income of
$184,016, and $174,414, respectively)                                 $88,015,412     $ 88,697,953
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
                                                                          Eight months
Per-share                                                                     ended     Year ended
operating performance                         Year ended July 31            July 31+    November 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.88        $8.59        $9.16        $9.00        $8.71
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .50          .50          .53          .38          .56
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.13)        (.68)        (.51)         .16          .30
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .37         (.18)         .02          .54          .86
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.47)        (.51)        (.54)        (.38)        (.57)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.05)          --           --
-----------------------------------------------------------------------------------------------------
From return
of capital                                --         (.02)          --(d)        --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.47)        (.53)        (.59)        (.38)        (.57)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.78        $7.88        $8.59        $9.16        $9.00
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.91        (2.20)         .19         6.04*       10.22
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $83,298      $82,559     $109,932     $124,784     $116,413
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .86          .83          .88          .59*         .85
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               6.52         6.23         5.90         4.13*        6.34
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 24.74        11.02        30.09        33.51*       20.46
-----------------------------------------------------------------------------------------------------

  * Not annualized.

  + The fiscal year end was advanced from November 30 to July 31.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A (continued)
-------------------------------------------------
Per-share                            Year ended
operating performance               November 30
-------------------------------------------------
                                        1996
-------------------------------------------------
Net asset value,
beginning of period                    $8.59
-------------------------------------------------
Investment operations
-------------------------------------------------
Net investment income (a)                .58
-------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .12
-------------------------------------------------
Total from
investment operations                    .70
-------------------------------------------------
Less distributions:
-------------------------------------------------
From net
investment income                       (.58)
-------------------------------------------------
In excess of net
investment income                         --(d)
-------------------------------------------------
From return
of capital                                --
-------------------------------------------------
Total distributions                     (.58)
-------------------------------------------------
Net asset value,
end of period                          $8.71
-------------------------------------------------
Total return at
net asset value (%)(b)                  8.61
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                      $117,502
-------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .89
-------------------------------------------------
Ratio of net investment income
to average net assets (%)               6.90
-------------------------------------------------
Portfolio turnover (%)                 29.51
-------------------------------------------------

  * Not annualized.

  + The fiscal year end was advanced from November 30 to July 31.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
                                                                          Eight months
Per-share                                                                     ended     Year ended
operating performance                        Year ended July 31              July 31+   November 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.86        $8.56        $9.13        $8.97        $8.69
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .49          .47          .50          .37          .54
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.13)        (.67)        (.51)         .15          .29
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .36         (.20)        (.01)         .52          .83
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.46)        (.48)        (.51)        (.36)        (.55)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.05)          --           --
-----------------------------------------------------------------------------------------------------
From return
of capital                                --         (.02)          --(d)        --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.46)        (.50)        (.56)        (.36)        (.55)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.76        $7.86        $8.56        $9.13        $8.97
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.67        (2.35)        (.07)        5.89*        9.85
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $4,717       $6,139      $10,516      $11,950       $7,477
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.11         1.08         1.13          .76*        1.10
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               6.25         5.97         5.60         3.88*        6.01
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 24.74        11.02        30.09        33.51*       20.46
-----------------------------------------------------------------------------------------------------

  * Not annualized.

  + The fiscal year end was advanced from November 30 to July 31.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M (continued)
-------------------------------------------------
Per-share                            Year ended
operating performance                November 30
-------------------------------------------------
                                        1996
-------------------------------------------------
Net asset value,
beginning of period                    $8.58
-------------------------------------------------
Investment operations
-------------------------------------------------
Net investment income (a)                .56
-------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .11
-------------------------------------------------
Total from
investment operations                    .67
-------------------------------------------------
Less distributions:
-------------------------------------------------
From net
investment income                       (.56)
-------------------------------------------------
In excess of net
investment income                         --(d)
-------------------------------------------------
From return
of capital                                --
-------------------------------------------------
Total distributions                     (.56)
-------------------------------------------------
Net asset value,
end of period                          $8.69
-------------------------------------------------
Total return at
net asset value (%)(b)                  8.22
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                        $5,333
-------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.14
-------------------------------------------------
Ratio of net investment income
to average net assets (%)               6.41
-------------------------------------------------
Portfolio turnover (%)                 29.51
-------------------------------------------------

  * Not annualized.

  + The fiscal year end was advanced from November 30 to July 31.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
July 31, 2001

NOTE 1
Significant accounting policies

Putnam Preferred Income Fund (the "fund") is registered under the
Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a high level of income that qualifies for the 70% corporate dividends-received deduction, with minimum fluctuations in principal.

The fund offers both class A and class M shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class M shares are sold with a maximum front-end sales charge of 2.00% and pay an ongoing distribution fee.

Expenses of the fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Preferred stocks, for which market quotations are not considered to be readily available, are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2001, the value of securities loaned amounted to $282,500. The fund received cash collateral of $293,500, which is pooled with collateral from other Putnam funds into (48) issuers of high-grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2001, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2001, the fund had a capital loss carryover of approximately $4,516,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  208,000    July 31, 2002
     1,533,000    July 31, 2003
       702,000    July 31, 2008
     2,073,000    July 31, 2009

I) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned pro rata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, dividends payable and unrealized and realized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2001, the fund required no such reclassifications.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended July 31, 2001, the fund's expenses were reduced by $18,315 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $418 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") with respect to its class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing class M shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 1.00% of the average net assets attributable to class M shares. The Trustees have approved payment by the fund to an annual rate of 0.25% of the average net assets attributable to class M shares.

For the year ended July 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $10,018 and $1,394 from the sale of class A and class M shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 2001, Putnam Retail Management, acting as underwriter received $1,006 on class A redemptions.

During the year ended July 31, 2001, the fund received securities from the liquidation of Putnam Dividend Income Fund.

Note 3
Purchases and sales of securities

During the year ended July 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $20,335,932 and $20,764,330, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At July 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows.

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,082,810        $ 16,243,383
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  392,093           3,055,732
---------------------------------------------------------------------------
                                             2,474,903          19,299,115

Shares
repurchased                                 (2,255,435)        (17,573,751)
---------------------------------------------------------------------------
Net increase                                   219,468        $  1,725,364
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,900,041        $ 15,768,272
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  484,583           3,980,674
---------------------------------------------------------------------------
                                             2,384,624          19,748,946

Shares
repurchased                                 (4,707,167)        (38,745,132)
---------------------------------------------------------------------------
Net decrease                                (2,322,543)       $(18,996,186)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    363,597         $ 2,844,405
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   29,379             228,279
---------------------------------------------------------------------------
                                               392,976           3,072,684

Shares
repurchased                                   (565,997)         (4,395,608)
---------------------------------------------------------------------------
Net decrease                                  (173,021)        $(1,322,924)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    285,892         $ 2,398,520
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   51,845             424,625
---------------------------------------------------------------------------
                                               337,737           2,823,145

Shares
repurchased                                   (784,891)         (6,386,852)
---------------------------------------------------------------------------
Net decrease                                  (447,154)        $(3,563,707)
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends-received deduction for corporations.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Deborah F. Kuenstner
Vice President

Jeanne L. Mockard
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Preferred Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN037-74761  029/295/867  9/01